                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      October 20, 2000 (October 16, 2000)
                      -----------------------------------
                Date of report (Date of earliest event reported)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

             000-25367                        88-0357508
             ---------                        ----------
     (Commission File Number)      (IRS Employer Identification No.)

      7777 Bonhomme, Suite 1920, St. Louis, Missouri      63105
      ----------------------------------------------      -----
         (Address of Principal Executive Offices)       (Zip Code)

                                 (314) 727-3333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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                      INTERNATIONAL FUEL TECHNOLOGY, INC.


                                    FORM 8-K

     Item 2: Acquisition or Disposition of Assets.

     On October 16, 2000, the Registrant issued a press release announcing certain events relating to an acquisition of assets.

     The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 5: Other Events.

     On October 16, 2000, the Registrant issued a press release announcing certain events relating to a financing.

     The full text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7: Financial Statements and Exhibits.

     (c)  Exhibits.
          --------

          99.  Registrant's Press Release issued October 16, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: October 18, 2000         By:  /s/ WILLIAM J. LINDENMAYER
                                  ---------------------------------------
                                    William J. Lindenmayer, President